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                                                                   EXHIBIT 24(B)

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
VSB Bancorp, Inc.:

We consent to the use of our report, incorporated herein by reference, and to the reference to our Firm under the heading "Experts" in the Prospectus/Proxy Statement.

                                          KPMG Peat Marwick

Short Hills, New Jersey

May 4, 1994